EXHIBIT 10.3

                                   WBSM RADIO
                      (SOUTHEASTERN MASSACHUSETTS) CONTRACT

             DOWN TO EARTH
            Garden Guys[LOGO]                        WBSM [LOGO]
              UP TO DATE                  News o Talk o Sports AM1420

WBSM is proud to announce the addition of "The Garden Guys" to its weekend lineup. "The Garden Guys" strive to bring to you knowledgeable information and environmentally-friendly products based on a combination of their education, experience, and total commitment to organics and horticulture.

Tune in every Sunday from 8a-9a with "The Garden Guys".

Here's what The Garden Guys Will Receive:
-----------------------------------------

o     10 recorded promotional mentions weekly.
o     1-hour show weekly.

Total Promotional Value:                                $1,200.00 Weekly

Your Investment:                                          $250.00 Weekly

Accepted by Client   /s/ Sam Jeffries                  Date  9-1-2006
                  --------------------------------         ---------------------

Accepted by Station  /s/ Gail LeBlanc                  Date  9/1/06
                   -------------------------------         ---------------------

This signed order constitutes a binding contract between client and WBSM/WFHN. 30-day cancellation notice is required. No-charge spots cannot be guaranteed to run in daypart under sold out conditions. Advance payment required for new advertisers. Terms of payment are net cash 10 days from date of invoice.

If this contract is placed in the hands of an attorney for collection, client agrees to pay Citadel Communications Corp. reasonable attorney fees, even though no suit or action is filed herein, if a suit or action is filed, the amount such attorney fees shall be fixed by the court in which the suit or action, including any appeal or decided in which Citadel Communications Corp. prevails against the advertiser.

                                   WBSM [LOGO]
                           News o Talk o Sports AM1420

                          Brokered Program on 1420 WBSM
                          -----------------------------

Term: The terms of this agreement will commence on September 3, 2006 and will continue until December 31, 2006. (the "Original Term"). Organic Sales & Marketing, Inc. (broker) and WBSM will have the right to terminate this agreement effective at the end of the Original Term by giving not less than sixty (60) days written notice of such termination

      1. Broker will produce and host a one-hour weekend program every Sunday (8a-9a) on Talk Radio 1420 WBSM. Each show will begin after the top-of-the-hour news at :07, and include regular commercial breaks and any necessary disclaimers. WBSM will retain nine 60-second commercial units per hour. Broker will retain six 30-second commercial units per hour, or 78 thirty-second commercials each quarter.

      2. WBSM will provide a producer/board operator for live programs, and a producer/board operator for pre-recorded programs for a maximum of one recorded program per month.

      3. WBSM will promote "Broker's" program with a minimum of 130 promotional announcements per quarter (non-exclusive). (10 weekly for 13 weeks)

      4.    WBSM will feature the program on the WBSM web site.

      5. Broker agrees to pay $250 net weekly. All invoices will be paid on a monthly basis.

      6. Broker will not offer sponsorship to current or potential WBSM advertisers without gaining prior consent from Citadel Broadcasting Corp.

      7. Broker will observe and exercise reasonable diligence to comply with the regulations and restrictions set forth by the FCC.

      8. Disclaimer: "The Garden Guys" is sponsored and paid for by Broker and does not reflect the views of WBSM.

LICENSEE:                                    BROKER:
CITADEL BROADCASTING, CORP.:                 ORGANIC SALES & MARKETING, INC.:

By: /s/ Gail LeBlanc                         By: /s/ Sam Jeffries
   --------------------------------             --------------------------------
Name: Gail LeBlanc                           Name: Sam Jeffries
     ------------------------------               ------------------------------
Title: GM                                    Title: President
      -----------------------------                -----------------------------

             DOWN TO EARTH
            Garden Guys[LOGO]                        WBSM [LOGO]
              UP TO DATE                  News o Talk o Sports AM1420

WBSM is proud to announce the addition of "The Garden Guys" to its weekend lineup. "The Garden Guys" strive to bring to you knowledgeable information and environmentally-friendly products based on a combination of their education, experience, and total commitment to organics and horticulture.

Tune in every Sunday from 8a-9a with "The Garden Guys".

Here's what The Garden Guys Will Receive:
-----------------------------------------

o     10 recorded promotional mentions weekly.
o     1-hour show weekly.

Total Promotional Value:                                $1,200.00 Weekly

Your Investment:                                          $250.00 Weekly

Accepted by Client   /s/ Sam Jeffries                  Date  9-1-2006
                  --------------------------------         ---------------------

Accepted by Station                                    Date
                   -------------------------------         ---------------------

This signed order constitutes a binding contract between client and WBSM/WFHN. 30-day cancellation notice is required. No-charge spots cannot be guaranteed to run in daypart under sold out conditions. Advance payment required for new advertisers. Terms of payment are net cash 10 days from date of invoice.

If this contract is placed in the hands of an attorney for collection, client agrees to pay Citadel Communications Corp. reasonable attorney fees, even though no suit or action is filed herein, if a suit or action is filed, the amount such attorney fees shall be fixed by the court in which the suit or action, including any appeal or decided in which Citadel Communications Corp. prevails against the advertiser.

                                   WBSM [LOGO]
                           News o Talk o Sports AM1420

                          Brokered Program on 1420 WBSM
                          -----------------------------

Term: The terms of this agreement will commence on September 3, 2006 and will continue until December 31, 2006, (the "Original Term"). Organic Sales & Marketing, Inc. (broker) and WBSM will have the right to terminate this agreement effective at the end of the Original Term by giving not less than sixty (60) days written notice of such termination

      1. Broker will produce and host a one-hour weekend program every Sunday (8a-9a) on Talk Radio 1420 WBSM. Each show will begin after the top-of-the-hour news at :07, and include regular commercial breaks and any necessary disclaimers. WBSM will retain nine 60-second commercial units per hour. Broker will retain six 30-second commercial units per hour, or 78 thirty-second commercials each quarter.

      2. WBSM will provide a producer/board operator for live programs, and a producer/board operator for pre-recorded programs for a maximum of one recorded program per month.

      3. WBSM will promote "Broker's" program with a minimum of 130 promotional announcements per quarter (non-exclusive). (10 weekly for 13 weeks)

      4.    WBSM will feature the program on the WBSM web site.

      5. Broker agrees to pay $250 net weekly. All invoices will be paid on a monthly basis.

      6. Broker will not offer sponsorship to current or potential WBSM advertisers without gaining prior consent from Citadel Broadcasting Corp.

      7. Broker will observe and exercise reasonable diligence to comply with the regulations and restrictions set forth by the FCC.

      8. Disclaimer: "The Garden Guys" is sponsored and paid for by Broker and does not reflect the views of WBSM.

LICENSEE:                                    BROKER:
CITADEL BROADCASTING, CORP.:                 ORGANIC SALES & MARKETING, INC.:

By:                                          By: /s/ Sam Jeffries
   --------------------------------             --------------------------------
Name:                                        Name: Sam Jeffries
     ------------------------------               ------------------------------
Title:                                       Title: President
      -----------------------------                -----------------------------